Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 19	Income Taxes
The components of income tax expense were:

Year Ended December 31 (Dollars in Millions)	2022	2021	2020

Federal
Current	$1,366	$1,203	$1,146
Deferred	(108)	469	(291)

Federal income tax	1,258	1,672	855

State
Current	401	398	355
Deferred	(196)	111	(144)

State income tax	205	509	211

Total income tax provision	$1,463	$2,181	$1,066
A reconciliation of expected income tax expense at the federal statutory rate of 21 percent to the Company’s applicable income tax expense follows:

Year Ended December 31 (Dollars in Millions)	2022	2021	2020
Tax at statutory rate	$1,533	$2,135	$1,271
State income tax, at statutory rates, net of federal tax benefit	305	439	240
Tax effect of
Tax credits and benefits, net of related expenses	(273)	(331)	(370)
Tax-exempt income	(121)	(114)	(117)
Revaluation of tax related assets and liabilities (a)	(79)	—	—
Nondeductible legal and regulatory expenses	37	24	29
Other items	61	28	13

Applicable income taxes	$1,463	$2,181	$1,066
(a)
The 2022 acquisition of MU
B
resulted in an increase in the Company’s state effective tax rate, requiring the Company to revalue its state deferred tax assets and liabilities. As a result of this revaluation, the Company recorded an estimated net tax benefit of $79 million during 2022.

The tax effects of fair value adjustments on securities
available-for-sale,
derivative instruments in cash flow hedges, foreign currency translation adjustments, and pension and post-retirement plans are recorded directly to shareholders’ equity as part of other comprehensive income (loss).
In preparing its tax returns, the Company is required to interpret complex tax laws and regulations and utilize income and cost allocation methods to determine its taxable income. On an ongoing basis, the Company is subject to examinations by federal, state, local and foreign taxing authorities that may give rise to differing interpretations of these complex laws, regulations and methods. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. Federal tax examinations for all years ending through December 31, 2014 are completed and resolved. The Company’s tax returns for the years ended December 31, 2015 through December 31, 2020 are under examination by the Internal Revenue Service. The years open to examination by foreign, state and local government authorities vary by jurisdiction.
A reconciliation of the changes in the federal, state and foreign uncertain tax position balances are summarized as follows:

Year Ended December 31 (Dollars in Millions)	2022	2021	2020
Balance at beginning of period	$487	$474	$432
Additions for tax positions taken in prior years	35	14	62
Additions for tax positions taken in the current year	3	7	6
Exam resolutions	(8)	(1)	(8)
Statute expirations	(4)	(7)	(18)

Balance at end of period	$513	$487	$474
The total amount of uncertain tax positions that, if recognized, would impact the effective income tax rate as of December 31, 2022, 2021 and 2020, were $294 million, $285 million and $280 million, respectively. The Company classifies interest and penalties related to uncertain tax positions as a component of income tax expense. At December 31, 2022, the Company’s uncertain tax position balance included $52 million of accrued interest and penalties. During the years ended December 31, 2022, 2021 and 2020 the Company recorded approximately $7 million, $5 million and $5 million, respectively, in interest and penalties on uncertain tax positions.
Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes.
The significant components of the Company’s net deferred tax asset (liability) follows:

At December 31 (Dollars in Millions)	2022	2021

Deferred Tax Assets
Securities available-for-sale and financial instruments	$3,992	$163
Federal, state and foreign net operating loss , credit carryforwards and other carryforwards	2,677	2,331
Allowance for credit losses	1,980	1,561
Loans	1,287	—
Accrued expenses	618	568
Obligation for operating leases	368	281
Partnerships and other investment assets	112	—
Stock compensation	81	76
Pension and postretirement benefits	—	8
Other deferred tax assets, net	501	451

Gross deferred tax assets	11,616	5,439

Deferred Tax Liabilities
Leasing activities	(1,813)	(2,263)
Goodwill and other intangible assets	(1,575)	(845)
Mortgage servicing rights	(815)	(593)
Right of use operating leases	(325)	(246)
Pension and postretirement benefits	(172)	—
Fixed assets	(125)	(238)
Loans	—	(85)
Partnerships and other investment assets	—	(8)
Other deferred tax liabilities, net	(234)	(127)

Gross deferred tax liabilities	(5,059)	(4,405)
Valuation allowance	(263)	(249)

Net Deferred Tax Asset	$6,294	$785

The Company has approximately $2.8 billion of federal, state and foreign net operating loss carryforwards which expire at various times beginning in 2023. A substantial portion of these carryforwards relate to state-only net operating losses, for which the related deferred tax asset is subject to a full valuation allowance as the carryforwards are not expected to be realized within the carryforward period. Management has determined it is more likely than not the other net deferred tax assets could be realized through carry back to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.
In addition, the Company has $1.7 billion of federal credit carryforwards which expire at various times through 2042 which are not subject to a valuation allowance as management believes that it is more likely than not that the credits will be utilized within the carryforward period.
At December 31, 2022, retained earnings included approximately $102 million of base year reserves of acquired thrift institutions, for which no deferred federal income tax liability has been recognized. These base year reserves would be recaptured if certain subsidiaries of the Company cease to qualify as a bank for federal income tax purposes. The base year reserves also remain subject to income tax penalty provisions that, in general, require recapture upon certain stock redemptions of, and excess distributions to, stockholders.